Summary Of Significant Accounting Policies (Policy)	12 Months Ended
May 26, 2013
Accounting Policies [Abstract]
Operations and Principles of Consolidation
Operations and Principles of Consolidation
The accompanying consolidated financial statements include the operations of Darden Restaurants, Inc. and its wholly owned subsidiaries (Darden, the Company, we, us or our). We own and operate the Olive Garden®, Red Lobster®, LongHorn Steakhouse®, The Capital Grille®, Yard House®, Bahama Breeze®, Seasons 52®, Eddie V's Prime Seafood® and Wildfish Seafood Grille® restaurant brands located in the United States and Canada. Through subsidiaries, we own and operate all of our restaurants in the United States and Canada, except for three restaurants located in Central Florida and three restaurants in California that are owned jointly by us and third parties, and managed by us, and five franchised restaurants in Puerto Rico. We also have area development and franchise agreements with unaffiliated operators to develop and operate our brands in Japan, the Middle East and Latin America. Pursuant to these agreements, as of May 26, 2013, 37 franchised restaurants were in operation in Japan, the Middle East, Puerto Rico and Mexico. All significant inter-company balances and transactions have been eliminated in consolidation.

Basis of Presentation
Basis of Presentation
On August 29, 2012, we completed the acquisition of Yard House USA, Inc. (Yard House) for $585.0 million in cash. The acquired operations of Yard House included 40 restaurants that are included in the results of operations in our consolidated financial statements from the date of acquisition.

The assets and liabilities of Yard House were recorded at their respective fair values as of the date of acquisition. The following table summarizes the final allocation of the purchase price as of May 26, 2013:

(in millions)	Final
Current assets	$16.0
Buildings and equipment	152.2
Trademark	109.3
Other assets	9.8
Goodwill	369.8
Total assets acquired	$657.1
Current liabilities	40.8
Other liabilities	31.3
Total liabilities assumed	$72.1
Net assets acquired	$585.0

The excess of the purchase price over the aggregate fair value of net assets acquired was allocated to goodwill. Of the $369.8 million recorded as goodwill, $37.9 million is expected to be deductible for tax purposes. The portion of the purchase price attributable to goodwill represents benefits expected as a result of the acquisition, including sales and unit growth opportunities in addition to supply-chain and administrative cost synergies. The trademark has an indefinite life based on the expected use of the asset and the regulatory and economic environment within which it is being used. The trademark represents a highly respected brand with positive connotations and we intend to cultivate and protect the use of this brand. Goodwill and indefinite-lived trademarks are not amortized but are reviewed annually for impairment or more frequently if indicators of impairment exist. Buildings and equipment will be depreciated over a period of 7 months to 21 years. Other assets and liabilities include values associated with favorable and unfavorable market leases that will be amortized over a weighted-average period of 16 years.

As a result of the acquisition and related integration efforts, we incurred expenses of approximately $12.3 million (net of tax) during the fiscal year ended May 26, 2013 which are included in restaurant expenses, selling, general and administrative expenses and depreciation expense in our consolidated statements of earnings. Pro-forma financial information for the combined entities for periods prior to the acquisition is not presented due to the immaterial impact of the financial results of Yard House on our consolidated financial statements.

During fiscal 2007 and 2008 we closed or sold all Smokey Bones Barbeque & Grill (Smokey Bones) and Rocky River Grillhouse restaurants and we closed nine Bahama Breeze restaurants. These restaurants and their related activities have been classified as discontinued operations. Therefore, for fiscal 2013, 2012 and 2011, all impairment losses and disposal costs, gains and losses on disposition attributable to these restaurants have been aggregated in a single caption entitled “Losses from discontinued operations, net of tax benefit” on the accompanying consolidated statements of earnings.
Unless otherwise noted, amounts and disclosures throughout these notes to consolidated financial statements relate to our continuing operations.

Fiscal Year	Fiscal Year We operate on a 52/53 week fiscal year, which ends on the last Sunday in May. Fiscal 2013, 2012 and 2011 consisted of 52 weeks of operation.
Use of Estimates
Use of Estimates
We prepare our consolidated financial statements in conformity with U.S. generally accepted accounting principles. The preparation of these financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of sales and expenses during the reporting period. Actual results could differ from those estimates.

Cash Equivalents
Cash Equivalents
Cash equivalents include highly liquid investments such as U.S. Treasury bills, taxable municipal bonds and money market funds that have an original maturity of three months or less. Amounts receivable from credit card companies are also considered cash equivalents because they are both short term and highly liquid in nature and are typically converted to cash within three days of the sales transaction.

Receivables, Net
Receivables, Net
Receivables, net of the allowance for doubtful accounts, represent their estimated net realizable value. Provisions for doubtful accounts are recorded based on historical collection experience and the age of the receivables. Receivables are written off when they are deemed uncollectible. See Note 3 – Receivables, Net for additional information.

Inventories	Inventories Inventories consist of food and beverages and are valued at the lower of weighted-average cost or market.
Marketable Securities
Marketable Securities
Available-for-sale securities are carried at fair value. Classification of marketable securities as current or noncurrent is dependent upon management’s intended holding period, the security’s maturity date, or both. Unrealized gains and losses, net of tax, on available-for-sale securities are carried in accumulated other comprehensive income (loss) within the consolidated financial statements and are reclassified into earnings when the securities mature or are sold.

Land, Buildings and Equipment, Net
Land, Buildings and Equipment, Net
Land, buildings and equipment are recorded at cost less accumulated depreciation. Building components are depreciated over estimated useful lives ranging from 7 to 40 years using the straight-line method. Leasehold improvements, which are reflected on our consolidated balance sheets as a component of buildings in land, buildings and equipment, net, are amortized over the lesser of the expected lease term, including cancelable option periods, or the estimated useful lives of the related assets using the straight-line method. Equipment is depreciated over estimated useful lives ranging from 2 to 10 years also using the straight-line method. See Note 5 – Land, Buildings and Equipment, Net for additional information. Gains and losses on the disposal of land, buildings and equipment are included in selling, general and administrative expenses in our accompanying consolidated statements of earnings. Depreciation and amortization expense from continuing operations associated with buildings and equipment and losses on disposal of land, buildings and equipment were as follows:

(in millions)	Fiscal Year
	2013	2012	2011
Depreciation and amortization on buildings and equipment	$387.2	$340.6	$308.7
Losses on disposal of land, buildings and equipment	8.1	7.1	6.9

Capitalized Software Costs and Other Definite-Lived Intangibles
Capitalized Software Costs and Other Definite-Lived Intangibles
Capitalized software, which is a component of other assets, is recorded at cost less accumulated amortization. Capitalized software is amortized using the straight-line method over estimated useful lives ranging from 3 to 10 years. The cost of capitalized software and related accumulated amortization was as follows:

(in millions)	May 26, 2013	May 27, 2012
Capitalized software	$107.9	$84.3
Accumulated amortization	(67.5)	(63.4)
Capitalized software, net of accumulated amortization	$40.4	$20.9

We have other definite-lived intangible assets, including assets related to the value of below-market leases resulting from our acquisitions, that are included as a component of other assets on our consolidated balance sheets. We also have definite-lived intangible liabilities related to the value of above-market leases resulting from our acquisitions, that are included in other liabilities on our consolidated balance sheets. Definite-lived intangibles are amortized on a straight-line basis over estimated useful lives of 1 to 20 years. The cost and related accumulated amortization was as follows:

(in millions)	May 26, 2013	May 27, 2012
Other definite-lived intangibles	$19.1	$13.2
Accumulated amortization	(7.6)	(6.2)
Other definite-lived intangible assets, net of accumulated amortization	$11.5	$7.0
(in millions)	May 26, 2013	May 27, 2012
Below-market leases	$29.2	$24.0
Accumulated amortization	(7.8)	(7.1)
Below-market leases, net of accumulated amortization	$21.4	$16.9
(in millions)	May 26, 2013	May 27, 2012
Above-market leases	$(21.4)	$(8.6)
Accumulated amortization	3.5	2.3
Above-market leases, net of accumulated amortization	$(17.9)	$(6.3)

Amortization expense associated with capitalized software and other definite-lived intangibles included in depreciation and amortization in our accompanying consolidated statements of earnings was as follows:

(in millions)	Fiscal Year
	2013	2012	2011
Amortization expense - capitalized software	$6.4	$7.8	$7.7
Amortization expense - other definite-lived intangibles	1.2	0.7	0.4

Amortization expense associated with above- and-below-market leases included in restaurant expenses as a component of rent expense in our consolidated statements of earnings was as follows:

(in millions)	Fiscal Year
	2013	2012	2011
Restaurant expense - below-market leases	$1.8	$1.8	$2.2
Restaurant expense - above-market leases	(1.2)	(0.5)	(0.5)

Amortization of capitalized software and other definite-lived intangible assets will be approximately $10.4 million annually for fiscal 2014 through 2018.

Trust-Owned Life Insurance
Trust-Owned Life Insurance
We have a trust that purchased life insurance policies covering certain of our officers and other key employees (trust-owned life insurance or TOLI). The trust is the owner and sole beneficiary of the TOLI policies. The policies were purchased to offset a portion of our obligations under our non-qualified deferred compensation plan. The cash surrender value for each policy is included in other assets while changes in cash surrender values are included in selling, general and administrative expenses.

Liquor Licenses
Liquor Licenses
The costs of obtaining non-transferable liquor licenses that are directly issued by local government agencies for nominal fees are expensed as incurred. The costs of purchasing transferable liquor licenses through open markets in jurisdictions with a limited number of authorized liquor licenses are capitalized as indefinite-lived intangible assets and included in other assets. Liquor licenses are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. Annual liquor license renewal fees are expensed over the renewal term.

Goodwill and Trademarks
Goodwill and Trademarks
We review our goodwill and trademarks for impairment annually, as of the first day of our fourth fiscal quarter or more frequently if indicators of impairment exist. Goodwill and trademarks are not subject to amortization and have been assigned to reporting units for purposes of impairment testing. The reporting units are our restaurant brands. Our goodwill and trademark balances are allocated as follows:

(in millions)	May 26, 2013	May 27, 2012
Goodwill:
The Capital Grille	$401.7	$401.8
LongHorn Steakhouse	49.5	49.5
Olive Garden (1)	30.2	30.2
Red Lobster (1)	35.0	35.0
Eddie V's	22.1	22.1
Yard House	369.8	—
Total Goodwill	$908.3	$538.6

Trademarks:
The Capital Grille	$147.0	$147.0
LongHorn Steakhouse	307.0	307.0
Eddie V's	10.5	10.9
Yard House	109.3	—
Total Trademarks	$573.8	$464.9

(1)
Goodwill related to Olive Garden and Red Lobster is associated with the RARE Hospitality International, Inc. (RARE) acquisition and the direct benefits derived by Olive Garden and Red Lobster as a result of the RARE acquisition.

A significant amount of judgment is involved in determining if an indicator of impairment has occurred. Such indicators may include, among others: a significant decline in our expected future cash flows; a sustained, significant decline in our stock price and market capitalization; a significant adverse change in legal factors or in the business climate; unanticipated competition; the testing for recoverability of a significant asset group within a reporting unit; and slower growth rates. Any adverse change in these factors could have a significant impact on the recoverability of these assets and could have a material impact on our consolidated financial statements.
The goodwill impairment test involves a two-step process. The first step is a comparison of each reporting unit’s fair value to its carrying value. We estimate fair value using the best information available, including market information and discounted cash flow projections (also referred to as the income approach). The income approach uses a reporting unit’s projection of estimated operating results and cash flows that is discounted using a weighted-average cost of capital that reflects current market conditions. The projection uses management’s best estimates of economic and market conditions over the projected period including growth rates in sales, costs and number of units, estimates of future expected changes in operating margins and cash expenditures. Other significant estimates and assumptions include terminal value growth rates, future estimates of capital expenditures and changes in future working capital requirements. We validate our estimates of fair value under the income approach by comparing the values to fair value estimates using a market approach. A market approach estimates fair value by applying cash flow and sales multiples to the reporting unit’s operating performance. The multiples are derived from comparable publicly traded companies with similar operating and investment characteristics of the reporting units. If the fair value of the reporting unit is higher than its carrying value, goodwill is deemed not to be impaired, and no further testing is required. If the carrying value of the reporting unit is higher than its fair value, there is an indication that impairment may exist and the second step must be performed to measure the amount of impairment loss. The amount of impairment is determined by comparing the implied fair value of reporting unit goodwill to the carrying value of the goodwill in the same manner as if the reporting unit was being acquired in a business combination. Specifically, fair value is allocated to all of the assets and liabilities of the reporting unit, including any unrecognized intangible assets, in a hypothetical analysis that would calculate the implied fair value of goodwill. If the implied fair value of goodwill is less than the recorded goodwill, we would record an impairment loss for the difference.
Consistent with our accounting policy for goodwill and trademarks we performed our annual impairment test of our goodwill and trademarks as of the first day of our fiscal 2013 fourth quarter. As of the beginning of our fiscal fourth quarter, we had eight reporting units, six of which had goodwill: Red Lobster, Olive Garden, LongHorn Steakhouse, The Capital Grille, Eddie V's and Yard House. As part of our process for performing the step one impairment test of goodwill, we estimated the fair value of our reporting units utilizing the income and market approaches described above to derive an enterprise value of the Company. We reconciled the enterprise value to our overall estimated market capitalization. The estimated market capitalization considers recent trends in our market capitalization and an expected control premium, based on comparable recent and historical transactions. Based on the results of the step one impairment test, no impairment of goodwill was indicated. As we finalized the purchase price allocation for Yard House during our fourth fiscal quarter of 2013, we excluded the goodwill allocated to Yard House from our step one impairment test, however, we did perform a qualitative assessment of the goodwill allocated to Yard House in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 350, Intangibles - Goodwill and Other, and no indicators of impairment were identified.
The fair value of trademarks are estimated and compared to the carrying value. We estimate the fair value of trademarks using the relief-from-royalty method, which requires assumptions related to projected sales from our annual long-range plan; assumed royalty rates that could be payable if we did not own the trademarks; and a discount rate. We recognize an impairment loss when the estimated fair value of the trademarks is less than its carrying value. We completed our impairment test and concluded as of the date of the test, there was no impairment of the trademarks for LongHorn Steakhouse, The Capital Grille and Eddie V's. As we finalized the purchase price allocation for Yard House during our fourth fiscal quarter of 2013, we excluded the trademark related to Yard House from our annual impairment test, however, we did perform a qualitative assessment of the Yard House trademark in accordance with ASC Topic 350, Intangibles - Goodwill and Other, and no indicators of impairment were identified.
We determined that there was no goodwill or trademark impairment as of the first day of our fourth fiscal quarter and no additional indicators of impairment were identified through the end of our fourth fiscal quarter that would require us to test further for impairment. However, declines in our market capitalization (reflected in our stock price) as well as in the market capitalization of other companies in the restaurant industry, declines in sales at our restaurants, and significant adverse changes in the operating environment for the restaurant industry may result in future impairment.
Changes in circumstances, existing at the measurement date or at other times in the future, or in the numerous estimates associated with management’s judgments and assumptions made in assessing the fair value of our goodwill, could result in an impairment loss of a portion or all of our goodwill or trademarks. If we recorded an impairment loss, our financial position and results of operations would be adversely affected and our leverage ratio for purposes of our credit agreement would increase. A leverage ratio exceeding the maximum permitted under our credit agreement would be a default under our credit agreement. At May 26, 2013, a write down of goodwill, other indefinite-lived intangible assets, or any other assets in excess of approximately $810.0 million would have been required to cause our leverage ratio to exceed the permitted maximum.  As our leverage ratio is determined on a quarterly basis and due to the seasonal nature of our business, a lesser amount of impairment in future quarters could cause our leverage ratio to exceed the permitted maximum.
We evaluate the useful lives of our other intangible assets, to determine if they are definite or indefinite-lived. A determination on useful life requires significant judgments and assumptions regarding the future effects of obsolescence, demand, competition, other economic factors (such as the stability of the industry, legislative action that results in an uncertain or changing regulatory environment, and expected changes in distribution channels), the level of required maintenance expenditures, and the expected lives of other related groups of assets.

Impairment or Disposal of Long-Lived Assets
Impairment or Disposal of Long-Lived Assets
Land, buildings and equipment and certain other assets, including definite-lived intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to the future undiscounted net cash flows expected to be generated by the assets. Identifiable cash flows are measured at the lowest level for which they are largely independent of the cash flows of other groups of assets and liabilities, generally at the restaurant level. If such assets are determined to be impaired, the impairment recognized is measured by the amount by which the carrying amount of the assets exceeds their fair value. Fair value is generally determined based on appraisals or sales prices of comparable assets. Restaurant sites and certain other assets to be disposed of are reported at the lower of their carrying amount or fair value, less estimated costs to sell. Restaurant sites and certain other assets to be disposed of are included in assets held for disposal within prepaid expenses and other current assets in our consolidated balance sheets when certain criteria are met. These criteria include the requirement that the likelihood of disposing of these assets within one year is probable. Assets not meeting the “held for sale” criteria remain in land, buildings and equipment until their disposal is probable within one year.
We account for exit or disposal activities, including restaurant closures, in accordance with Financial Accounting Standards Board FASB Accounting Standards Codification ASC Topic 420, Exit or Disposal Cost Obligations. Such costs include the cost of disposing of the assets as well as other facility-related expenses from previously closed restaurants. These costs are generally expensed as incurred. Additionally, at the date we cease using a property under an operating lease, we record a liability for the net present value of any remaining lease obligations, net of estimated sublease income. Any subsequent adjustments to that liability as a result of lease termination or changes in estimates of sublease income are recorded in the period incurred. Upon disposal of the assets, primarily land, associated with a closed restaurant, any gain or loss is recorded in the same caption within our consolidated statements of earnings as the original impairment.

Insurance Accruals
Insurance Accruals
Through the use of insurance program deductibles and self-insurance, we retain a significant portion of expected losses under our workers’ compensation, certain employee medical and general liability programs. However, we carry insurance for individual workers’ compensation and general liability claims that exceed $0.5 million. Accrued liabilities have been recorded based on our estimates of the anticipated ultimate costs to settle all claims, both reported and not yet reported.

Revenue Recognition
Revenue Recognition
Sales, as presented in our consolidated statements of earnings, represents food and beverage product sold and is presented net of discounts, coupons, employee meals, and complimentary meals and gift cards. Revenue from restaurant sales is recognized when food and beverage products are sold. Sales taxes collected from customers and remitted to governmental authorities are presented on a net basis within sales in our consolidated statements of earnings.

Revenue from the sale of franchises is recognized as income when substantially all of our material obligations under the franchise agreement have been performed. Continuing royalties, which are a percentage of net sales of franchised restaurants, are accrued as income when earned. Revenue from the sale of consumer packaged goods includes ongoing royalty fees based on a percentage of licensed retail product sales and is recognized upon the sale of product by our licensed manufacturers to retail outlets.

Unearned Revenues
Unearned Revenues
Unearned revenues represent our liability for gift cards that have been sold but not yet redeemed.  We recognize sales from our gift cards when the gift card is redeemed by the customer.  Although there are no expiration dates or dormancy fees for our gift cards, based on our analysis of our historical gift card redemption patterns, we can reasonably estimate the amount of gift cards for which redemption is remote, which is referred to as “breakage.” We recognize breakage within sales for unused gift card amounts in proportion to actual gift card redemptions, which is also referred to as the “redemption recognition” method.  The estimated value of gift cards expected to remain unused is recognized over the expected period of redemption as the remaining gift card values are redeemed, generally over a period of 10 years.  Utilizing this method, we estimate both the amount of breakage and the time period of redemption.  If actual redemption patterns vary from our estimates, actual gift card breakage income may differ from the amounts recorded.  We update our estimates of our redemption period and our breakage rate periodically and apply that rate to gift card redemptions.

Food and Beverage Costs
Food and Beverage Costs
Food and beverage costs include inventory, warehousing, related purchasing and distribution costs and gains and losses on certain commodity derivative contracts. Vendor allowances received in connection with the purchase of a vendor’s products are recognized as a reduction of the related food and beverage costs as earned. Advance payments are made by the vendors based on estimates of volume to be purchased from the vendors and the terms of the agreement. As we make purchases from the vendors each period, we recognize the pro rata portion of allowances earned as a reduction of food and beverage costs for that period. Differences between estimated and actual purchases are settled in accordance with the terms of the agreements. Vendor agreements are generally for a period of one year or more and payments received are initially recorded as long-term liabilities. Amounts expected to be earned within one year are recorded as current liabilities.

Income Taxes
Income Taxes
We provide for federal and state income taxes currently payable as well as for those deferred because of temporary differences between reporting income and expenses for financial statement purposes versus tax purposes. Federal income tax credits are recorded as a reduction of income taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in earnings in the period that includes the enactment date. Interest recognized on reserves for uncertain tax positions is included in interest, net in our consolidated statements of earnings. A corresponding liability for accrued interest is included as a component of other current liabilities on our consolidated balance sheets. Penalties, when incurred, are recognized in selling, general and administrative expenses.
ASC Topic 740, Income Taxes, requires that a position taken or expected to be taken in a tax return be recognized (or derecognized) in the financial statements when it is more likely than not (i.e., a likelihood of more than 50 percent) that the position would be sustained upon examination by tax authorities. A recognized tax position is then measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate settlement. See Note 16 - Income Taxes for additional information.
Income tax benefits credited to equity relate to tax benefits associated with amounts that are deductible for income tax purposes but do not affect earnings. These benefits are principally generated from employee exercises of non-qualified stock options and vesting of employee restricted stock awards.

Derivative Instruments and Hedging Activities
Derivative Instruments and Hedging Activities
We enter into derivative instruments for risk management purposes only, including derivatives designated as hedging instruments as required by FASB ASC Topic 815, Derivatives and Hedging, and those utilized as economic hedges. We use financial and commodities derivatives to manage interest rate, compensation, commodities pricing and foreign currency exchange rate risks inherent in our business operations. Our use of derivative instruments is currently limited to interest rate hedges; equity forwards contracts; commodities futures and options contracts and foreign currency forward contracts. These instruments are generally structured as hedges of the variability of cash flows related to forecasted transactions (cash flow hedges). However, we do at times enter into instruments designated as fair value hedges to reduce our exposure to changes in fair value of the related hedged item. We do not enter into derivative instruments for trading or speculative purposes, where changes in the cash flows or fair value of the derivative are not expected to offset changes in cash flows or fair value of the hedged item. However, we have entered into equity forwards to economically hedge changes in the fair value of employee investments in our non-qualified deferred compensation plan and certain commodity futures contracts to economically hedge changes in the value of certain inventory purchases, for which we have not applied hedge accounting. All derivatives are recognized on the balance sheet at fair value. For those derivative instruments for which we intend to elect hedge accounting, on the date the derivative contract is entered into, we document all relationships between hedging instruments and hedged items, as well as our risk-management objective and strategy for undertaking the various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the consolidated balance sheet or to specific forecasted transactions. We also formally assess, both at the hedge’s inception and on an ongoing basis, whether the derivatives used in hedging transactions are highly effective in offsetting changes in cash flows of hedged items.
To the extent our derivatives are effective in offsetting the variability of the hedged cash flows, and otherwise meet the cash flow hedge accounting criteria required by Topic 815 of the FASB ASC, changes in the derivatives’ fair value are not included in current earnings but are included in accumulated other comprehensive income (loss), net of tax. These changes in fair value will be reclassified into earnings at the time of the forecasted transaction. Ineffectiveness measured in the hedging relationship is recorded currently in earnings in the period in which it occurs. To the extent our derivatives are effective in mitigating changes in fair value, and otherwise meet the fair value hedge accounting criteria required by Topic 815 of the FASB ASC, gains and losses in the derivatives’ fair value are included in current earnings, as are the gains and losses of the related hedged item. To the extent the hedge accounting criteria are not met, the derivative contracts are utilized as economic hedges and changes in the fair value of such contracts are recorded currently in earnings in the period in which they occur. Cash flows related to derivatives are included in operating activities. See Note 10 – Derivative Instruments and Hedging Activities for additional information.

Leases
Leases
For operating leases, we recognize rent expense on a straight-line basis over the expected lease term, including cancelable option periods where failure to exercise the options would result in an economic penalty to the Company.

Differences between amounts paid and amounts expensed are recorded as deferred rent. Capital leases are recorded as an asset and an obligation at an amount equal to the present value of the minimum lease payments during the lease term. Within the provisions of certain of our leases, there are rent holidays and escalations in payments over the base lease term, as well as renewal periods. The effects of the holidays and escalations have been reflected in rent expense on a straight-line basis over the expected lease term, which includes cancelable option periods where failure to exercise such options would result in an economic penalty to the Company. The lease term commences on the date when we have the right to control the use of the leased property, which is typically before rent payments are due under the terms of the lease. Many of our leases have renewal periods totaling 5 to 20 years, exercisable at our option and require payment of property taxes, insurance and maintenance costs in addition to the rent payments. The consolidated financial statements reflect the same lease term for amortizing leasehold improvements as we use to determine capital versus operating lease classifications and in calculating straight-line rent expense for each restaurant. Percentage rent expense is generally based on sales levels and is accrued at the point in time we determine that it is probable that such sales levels will be achieved. Amortization expense related to capital leases is included in depreciation and amortization expense in our consolidated statements of earnings. Landlord allowances are recorded based on contractual terms and are included in accounts receivable, net and as a deferred rent liability and amortized as a reduction of rent expense on a straight-line basis over the expected lease term.

Pre-Opening Expenses	Pre-Opening Expenses Non-capital expenditures associated with opening new restaurants are expensed as incurred.
Advertising
Advertising
Production costs of commercials are charged to operations in the fiscal period the advertising is first aired. The costs of programming and other advertising, promotion and marketing programs are charged to operations in the fiscal period incurred. Advertising expense related to continuing operations, included in selling, general and administrative expenses was as follows:

(in millions)	Fiscal Year
	2013	2012	2011
Advertising expense	$409.2	$357.2	$340.2

Stock-Based Compensation
Stock-Based Compensation
We recognize the cost of employee service received in exchange for awards of equity instruments based on the grant date fair value of those awards. We utilize the Black-Scholes option pricing model to estimate the fair value of stock option awards. We recognize compensation expense on a straight-line basis over the employee service period for awards granted. The dividend yield has been estimated based upon our historical results and expectations for changes in dividend rates. The expected volatility was determined using historical stock prices. The risk-free interest rate was the rate available on zero coupon U.S. government obligations with a term approximating the expected life of each grant. The expected life was estimated based on the exercise history of previous grants, taking into consideration the remaining contractual period for outstanding awards. The weighted-average fair value of non-qualified stock options and the related assumptions used in the Black-Scholes model to record stock-based compensation are as follows:

	Stock Options Granted in Fiscal Year
	2013	2012	2011
Weighted-average fair value	$12.22	$14.31	$12.88
Dividend yield	4.0%	3.5%	3.0%
Expected volatility of stock	39.7%	39.4%	39.1%
Risk-free interest rate	0.8%	2.1%	2.2%
Expected option life (in years)	6.5	6.5	6.7

Net Earnings per Share
Net Earnings per Share
Basic net earnings per share are computed by dividing net earnings by the weighted-average number of common shares outstanding for the reporting period. Diluted net earnings per share reflect the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. Outstanding stock options and restricted stock granted by us represent the only dilutive effect reflected in diluted weighted-average shares outstanding. These stock-based compensation instruments do not impact the numerator of the diluted net earnings per share computation.

The following table presents the computation of basic and diluted net earnings per common share:

(in millions, except per share data)	Fiscal Year
	2013	2012	2011
Earnings from continuing operations	$412.6	$476.5	$478.7
Losses from discontinued operations	(0.7)	(1.0)	(2.4)
Net earnings	$411.9	$475.5	$476.3
Average common shares outstanding – Basic	129.0	130.1	136.8
Effect of dilutive stock-based compensation	2.6	3.1	3.5
Average common shares outstanding – Diluted	131.6	133.2	140.3
Basic net earnings per share:
Earnings from continuing operations	$3.20	$3.66	$3.50
Losses from discontinued operations	(0.01)	(0.01)	(0.02)
Net earnings	$3.19	$3.65	$3.48
Diluted net earnings per share:
Earnings from continuing operations	$3.14	$3.58	$3.41
Losses from discontinued operations	(0.01)	(0.01)	(0.02)
Net earnings	$3.13	$3.57	$3.39

Restricted stock and options to purchase shares of our common stock excluded from the calculation of diluted net earnings per share because the effect would have been anti-dilutive, are as follows:

(in millions)	Fiscal Year Ended
	May 26, 2013	May 27, 2012	May 29, 2011
Anti-dilutive restricted stock and options	2.8	2.6	1.2

Comprehensive Income
Comprehensive Income
Comprehensive income includes net earnings and other comprehensive income (loss) items that are excluded from net earnings under U.S. generally accepted accounting principles. Other comprehensive income (loss) items include foreign currency translation adjustments, the effective unrealized portion of changes in the fair value of cash flow hedges, unrealized gains and losses on our marketable securities classified as held for sale and recognition of the funded status related to our pension and other postretirement plans. See Note 13 - Stockholders’ Equity for additional information.

Foreign Currency
Foreign Currency
The Canadian dollar is the functional currency for our Canadian restaurant operations. Assets and liabilities denominated in Canadian dollars are translated into U.S. dollars using the exchange rates in effect at the balance sheet date. Results of operations are translated using the average exchange rates prevailing throughout the period. Translation gains and losses are reported as a separate component of other comprehensive income (loss). Aggregate cumulative translation losses were $1.8 million and $1.6 million at May 26, 2013 and May 27, 2012, respectively. Gains and losses from foreign currency transactions recognized in our consolidated statements of earnings were not significant for fiscal 2013, 2012 or 2011.

Segment Reporting
Segment Reporting
As of May 26, 2013, we operated the Olive Garden, Red Lobster, LongHorn Steakhouse, The Capital Grille, Yard House, Bahama Breeze, Seasons 52 and Eddie V's restaurant brands in North America as operating segments. The brands operate principally in the U.S. within the full-service dining industry, providing similar products to similar customers. The brands also possess similar economic characteristics, resulting in similar long-term expected financial performance characteristics. Sales from external customers are derived principally from food and beverage sales. We do not rely on any major customers as a source of sales. We believe we meet the criteria for aggregating our operating segments into a single reporting segment.

Application of New Accounting Standards
Application of New Accounting Standards
In February 2013, the FASB issued Accounting Standards Update (ASU) 2013-02, Comprehensive Income (Topic 220), Reporting Amounts Reclassified Out of Accumulated Other Comprehensive Income. This update requires companies to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, companies are required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income. This update is effective for us in our first quarter of fiscal 2014 and will be applied prospectively. Other than requiring additional disclosures, adoption of this new guidance will not have a significant impact on our consolidated financial statements.

In July 2012, the FASB issued ASU 2012-02, Intangibles - Goodwill and Other (Topic 350), Testing Indefinite Lived Intangible Assets for Impairment. This update simplifies the guidance for testing the decline in the realizable value (impairment) of indefinite-lived intangible assets other than goodwill and allows companies the option to first assess qualitative factors to determine whether it is necessary to perform the quantitative impairment test. Companies electing to perform a qualitative assessment are no longer required to calculate the fair value of an indefinite-lived intangible asset unless the company determines, based on a qualitative assessment, that it is “more likely than not” that the asset is impaired. This update is effective for annual and interim impairment tests performed in fiscal years beginning after September 15, 2012, which will require us to adopt these provisions in fiscal 2014; however, early adoption is permitted. We do not believe adoption of this new guidance will have a significant impact on our consolidated financial statements.